SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2007

THE MILLS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the previously disclosed delay in the filing of its 2005 Form 10-K, The Mills Corporation (“Mills”) is unable to make certain corporate governance disclosures required to be made in that filing under Section 303A of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “Listed Company Manual”) within the timeframe required by the Listed Company Manual. The NYSE has advised Mills that it could provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K or their annual meeting proxy statements. In particular, Section 303A of the Listed Company Manual requires companies to:

•	disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•	disclose the availability of the company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•	disclose that (a) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (b) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

Mills intends to provide the following disclosures in its 2005 Form 10-K in substantially the form presented below.

Director Independence

Independence Standards

The NYSE corporate governance listing standards require that we have and maintain a board with at least a majority of “independent” directors and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under our Corporate Governance Guidelines and the NYSE corporate governance listing standards, for a director to be deemed independent, (a) the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and (b) each director must otherwise meet the minimum requirements for independence set forth in the NYSE listing standards. Our Board of Directors has adopted Corporate Governance Guidelines to assist it in determining director independence. Under these guidelines, a director will not be independent if within the preceding three-year period:

•	the director was employed by us or any of our subsidiaries;

•	an immediate family member of the director was employed as an executive officer by us or any of our subsidiaries;

•	the director received direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation was not contingent on continued service); provided that the reimbursement of out-of-pocket expenses incurred by a director shall not be deemed compensation;

•	an immediate family member of the director received more than $100,000 per year in direct compensation from us, other than compensation received for service as a non-executive employee, director and committee fees and pension or other form of deferred compensation for prior service (provided such compensation was not contingent on continued service);

•	the director was employed by or affiliated with our present or former independent auditor;

•	an immediate family member of the director was employed by or affiliated with our present or former independent auditor in a professional capacity;

•	the director or an immediate family member of the director was employed as an executive officer of another company and an executive officer of ours served on the compensation committee of the board of directors of that company;

•	a company for which the director currently serves as an executive officer or employee made payments to, or received payments from, us in an amount that, in any single fiscal year, exceeded the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues; or

•	a company for which an immediate family member of the director currently serves as an executive officer made payments to, or received payments from, us in an amount that, in any single fiscal year, exceeded the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

In addition, under these guidelines, we have adopted certain categorical standards such that the following commercial or charitable relationships generally will not be considered to be material relationships that would impair a director’s independence:

•	if a director is an executive officer, director or equity owner of another company that does business with us and the annual sales to, or purchases from, us are less than one percent of the annual revenue of that other company;

•	if a director is an executive officer, director or equity owner of another company that owns less than ten percent of our equity securities or securities convertible into our equity securities;

•	if a director is the owner of our equity securities or securities convertible into our equity securities;

•	if a director is an executive officer, director or equity owner of another company that is indebted to us, or to which we are indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of the other company; and

•	if a director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than one percent of that organization’s total annual charitable receipts. (Mills’ automatic matching of employee charitable contributions will not be included in the amount of Mills’ contributions for this purpose.)

For relationships not covered by the foregoing categorical standards, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, will be made by the entire Board and in accordance with the applicable NYSE listing standards.

Under our Corporate Governance Guidelines, to be eligible to serve on our Board’s Audit Committee, a director must be independent under the standards set forth above and must receive no compensation from us other than compensation for service as a director or committee member.

Annual Independence Review

In accordance with the standards set forth in our Corporate Governance Guidelines and in light of the NYSE’s rules on independence, our Board conducts an annual review (the “Independence Review”) of the independence of each of our directors. During the Independence Review, our Board considers both direct and indirect transactions and relationships that each of our directors had or maintains with us and our management and employees. The purpose of the Independence Review is to determine the independence of each of our directors and whether the director would be considered independent under our Corporate Governance Guidelines and the NYSE rules.

2006 Independence Review

In April 2006, our Board conducted an Independence Review of our then-current directors. As a result of this review, our Board affirmatively determined that ten of the 14 directors then serving on our Board were independent under the NYSE corporate governance listing standards and our Corporate Governance Guidelines. These independent directors were Charles R. Black, Jr., S. Joseph Bruno, Edward S. Civera, Hon. Joseph B. Gildenhorn, John M. Ingram, Sir Frank W. Lampl, Colombe M. Nicholas, Harry H. Nick, Robert P. Pincus and Cristina L. Rose.

Laurence C. Siegel was not considered independent because of his then employment as our chief executive officer. In addition, James C. Braithwaite, Dietrich von Boetticher and Franz von Perfall were not considered independent because they held senior positions with KanAm, which together with its affiliates is a significant joint venture partner in many of our properties.

2007 Independence Review

At our 2006 annual meeting of stockholders, held on December 29, 2006, the terms of office as directors of Messrs. Black, Ingram and von Boetticher expired and Mark S. Ordan, Jon N. Hagan and Keith M. Locker were elected, and Mr. Bruno was re-elected, as directors for three-year terms.

In January 2007, our Board conducted an Independence Review of each of our current directors. As a result of this review, our Board affirmatively determined that ten of the 14 directors currently serving on our Board are independent under the NYSE corporate governance listing standards and our Corporate Governance Guidelines. These independent directors are Messrs. Bruno, Civera, Gildenhorn, Hagan, Lampl, Locker, Nick and Pincus and Mses. Nicholas and Rose. In making this determination, the Board considered that Messrs. Hagan and Locker were recommended as nominees to our Board by Gazit-Globe Ltd., one of our principal stockholders, and determined that such recommendation did not affect their independence under our Corporate Governance Guidelines and the NYSE rules.

Mr. Ordan is not considered independent because of his current employment as our chief executive officer and president. Mr. Siegel is not considered independent because of his prior employment as our chief executive officer. In addition, Messrs. Braithwaite and von Perfall are not considered independent because they hold senior positions with KanAm as noted above.

Corporate Governance Guidelines, Committee Charters and Code of Conduct

Our Corporate Governance Guidelines, as well as the charters for our Board’s Audit Committee, Executive Compensation Committee and Nominating and Corporate Governance Committee, are posted on our Web site, at

www.themills.com., under “Investors – Corporate Governance – Corporate Governance Highlights.” We also have adopted a Code of Business Conduct and Ethics, which is applicable to our directors and all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is also posted on our Web site, at www.themills.com., under “Investors – Corporate Governance – Corporate Governance Highlights.” Additionally, we will provide a copy of these documents without charge to any stockholder who sends a written request to The Mills Corporation, Attention: Investor Relations, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815. If we waive or amend any provision of the Code of Business Conduct and Ethics for our principal executive officer, principal financial officer or principal accounting officer, we will disclose such waiver or amendment on our website.

Annual Certifications

The NYSE listing standards require each listed company’s chief executive officer to certify to the NYSE each year within 30 days of the annual meeting of stockholders that he or she is not aware of any violation by the company of the NYSE’s corporate governance listing standards, qualifying the certification to the extent necessary. Our Chief Executive Officer certification for 2005, which did not contain any qualifications, was furnished to the NYSE in June 2005. The certifications by our Chief Executive Officer and Chief Financial Officer required by the Sarbanes-Oxley Act of 2002 will be filed as exhibits to our 2005 Form 10-K.

Executive Sessions

Under our Corporate Governance Guidelines, our non-management directors hold executive sessions without management at least quarterly. Our Corporate Governance Guidelines previously provided that the chairperson of our Governance and Nominating Committee would preside at these executive sessions and serve a three-year term. In April 2006, the Corporate Governance Guidelines were amended to change the director presiding over executive sessions to a lead director to be appointed annually by the Board. Mr. Pincus was appointed as the lead director in April 2006.

Communications with Directors

Any stockholder or other interested party who wishes to communicate with the non-management directors as a group or the lead director may do so by sending a written communication to the attention of our Corporate Secretary at The Mills Corporation, Attention: Corporate Secretary, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, which communication shall prominently display the legend “Non-Management Director Communication.” Our Corporate Secretary will compile and convey such communications to the non-management director group or the lead director, as the case may be. The non-management director group, with assistance from those legal, financial or other advisors they may deem appropriate, will respond to such communications as they determine to be necessary.

Any stockholder or other interested party who wishes to communicate with our Board of Directors as a group, or with one or more individual directors, may do so by sending a written communication to the attention of our Corporate Secretary at The Mills Corporation, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, which communication shall prominently display the legend “Board Communication.” All written communications sent to the Board of Directors or any individual director will be reviewed by our Corporate Secretary. So long as the communication is relevant to, and consistent with, our objectives, business operations, policies, goals and business practices and serves a legitimate purpose, it will be forwarded to the Board of Directors or the applicable directors, as the case may be. The Corporate Secretary is not required to forward any communication determined in her good faith belief to be frivolous, irrelevant, offensive, outside the scope of Board matters, or duplicative of other communications previously forward to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: January 29, 2007